EXHIBIT 1.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption "Understanding Your Investment--Experts--Independent Registered Public Accounting Firm" and to the use of our report dated November 30, 2009 in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Advisors Disciplined Trust 46 dated November 30, 2009.



                                        /s/ Grant Thornton LLP

Chicago, Illinois
November 30, 2009




















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